UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 19, 2004

                   Military Communications Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


     000-26375                             84-1472120
     (Commission File Number)              (IRS Employer Identification No.)

          19200 Von Karman Ave,  Suite  500,  Irvine,  California 92612
        ----------------------------------------------------------------
             (Address  of  principal  executive  offices)  (Zip  Code)

                                (949)  622-5508
        ----------------------------------------------------------------
               Registrant's  telephone  number,  including  area  code:

                             NetSalon  Corporation
              ----------------------------------------------------
                   (Former  name,  address  and  telephone  number)


This   Current   Report   on  Form  8-K  is  filed  by  Military  Communications
Technologies, Inc., a Delaware corporation (the "Company") in connection with the matters described herein.


ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

1.     DELISTING  OF  "MLTA"  FROM  BERLIN  BREMEN  STOCK  EXCHANGE

After numerous formal requests, MLTA received official written confirmation on July 13, 2004 from Berlin, West Germany informing the Company that instructions have been given to remove MLTA from being listed and traded on the Berlin Bremen Stock Exchange. While we have insisted upon the immediate delisting, it may actually take several days to take effect.

While the Berlin brokers have insisted they have not been involved in any wrong doing of any nature, and MLTA has no reliable information to dispute this premise, there is one undeniable fact: since March 12, 2004 when MLTA was first listed on the Berlin Bremen Exchange, without the knowledge or approval of the Company, the MLTA price per share has declined by some 90% during a period of much positive news. The Company will make an official release upon the confirmation of the delisting.

2.     CHANGE  OF  NAME

The Board of Directors has approved a change of name from Military Communications Technologies to Global SDR Communications. The official date of the change and the new ticker symbol will be announced once the company has prepared and filed a proxy statement with its shareholders, once shareholder approval is received and once regulatory approval has been confirmed.

3.     NEW  COMPANY  DIRECTOR

Mr. Christopher Dawes has been appointed by the Board of Directors as a Director of MLTA effective from July 14, 2004.

Mr. Dawe brings 25 years of experience in international business worldwide, and especially in the field of Communications and the Defense industry. More detailed information will be provided on the Company web site.

4.     RESIGNATION

Mr. Jeremy Norton has resigned as a Director and an officer of the Company effective June 30, 2004.

5.     EXECUTIVE  OFFICERS

The Board of Directors decided not to proceed with the employment contracts with
J. Smith and M. O' Dwyer early in the trial period and is now interviewing potential new candidates for those positions.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                             MILITARY  COMMUNICATIONS  TECHNOLOGIES,  INC.


                                           /s/  Roger  May
                                           ----------------------------
                                           Executive  Director